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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):             April 28, 2005

                              Island Pacific, Inc.
                     (formerly known as SVI Solutions, Inc.)
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         0-23049                                        33-0896617
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(Commission File Number)                       (IRS Employer Identification No.)


19800 MacArthur Boulevard, Suite 1200, Irvine, California               92612
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (949) 476-2212
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              (Registrant's telephone number, including area code)

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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 8.01         OTHER ITEMS

On April 28, 2005, Island Pacific, Inc. (the "Company") issued a press release announcing a strategic plan to integrate its product lines and unify its processes and operations. The plan includes a reduction of the Company's workforce by approximately 14% percent or 30 employees worldwide, which will result in approximately $2.7 million in annual savings, as well as consolidating the Company's accounting and finance team into its Irvine headquarters. The press release is attached hereto as Exhibit 99.1.

EXHIBIT INDEX

Exhibit No.       Description
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99.1              Press release dated April 28, 2005.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                             Island Pacific, Inc.

Date:   May 2, 2005                          By: /s/ Corinne Bertrand
                                                 --------------------------
                                             Name:  Corinne Bertrand
                                             Title: Chief Financial Officer